Income Taxes - Reconciliation of Expected Tax Computed at U.S. Statutory Federal Income Tax Rate to Total Benefit for Income Taxes (Details)	1 Months Ended	11 Months Ended
	Jan. 31, 2021	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income tax benefit at federal statutory rate	21.00%	21.00%
State taxes, net of federal benefit	5.10%	1.00%
162m limitations	0.00%	(13.40%)
Stock compensation	0.00%	(3.30%)
Change in valuation allowance	(26.10%)	(5.30%)
Income tax provision (benefit)	0.00%	0.00%